UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Endowments
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[logo - Capital Research and Management sm  ]

Endowments sm

Growth and Income Portfolio
Bond Portfolio

Meeting of shareholders - September 12, 2006

Important notice

A meeting of shareholders of the two funds listed above (each a “fund” and collectively, the “funds”) comprising Endowments (the “trust”) will be held on September 12, 2006.

While your attendance is not required to participate, it is important that you take a few minutes to read the enclosed material and vote your shares by fax or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope, as soon as possible. You may still vote in person if you wish, but voting now will ensure that your vote is counted if you are unable to attend.

Your vote is important, regardless of the number of shares you own. Mutual funds are required to obtain shareholder approval for certain issues and as a shareholder, you have the right to vote on these matters. We encourage you to read the attached proxy statement in full.

Please don’t hesitate. Vote your shares today. By voting your shares promptly, you will help reduce proxy costs — which are paid by the funds — and you will also avoid receiving follow-up telephone calls or mailings.

Important voting information inside.

Endowments

Growth and Income Portfolio
Bond Portfolio

Notice of meeting of shareholders
September 12, 2006

To the shareholders of Endowments:

A meeting of shareholders (the “meeting”) of the funds listed above (each a “fund” and collectively, the “funds”) comprising Endowments (the “trust”) will be held at the office of the trust, One Market, Steuart Tower, Suite 1800, San Francisco, California, on Tuesday, September 12, 2006 at 3:30 p.m., Pacific Time, and at any adjournment or adjournments thereof. Each of the funds represents a separate, fully managed portfolio of securities with its own investment objective(s) and policies. The meeting is being held for the following purposes:

1. To elect a board of 9 trustees; and

2. To consider and act upon any other business as may properly come before the meeting or any adjournment or adjournments thereof.

The proposed business cannot be conducted at the meeting unless the holders of one third of the funds’ shares outstanding on July 18, 2006 are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card by mail or fax, as soon as possible. You may revoke your proxy at any time before its use.

Only shareholders of record at the close of business on July 18, 2006, are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

By order of the Board of Trustees,

Patrick F. Quan
Vice President and Secretary

July 26, 2006

Important
You can help the funds avoid the expense of further proxy solicitation by promptly voting your shares by signing, dating and returning the proxy card in the enclosed postage-paid envelope. To vote by fax, please see the proxy card.

Endowments
Growth and Income Portfolio
Bond Portfolio
One Market, Steuart Tower, Suite 1800, San Francisco, California 94105

Proxy statement
Meeting of shareholders
September 12, 2006

The enclosed proxy is solicited by the board of trustees (the “board” or “board of trustees”) of the two funds listed above (each a “fund” and collectively, the “funds”) comprising Endowments (the “trust”) in connection with the meeting of shareholders (the “meeting”) to be held at the principal office of the trust, One Market, Steuart Tower, Suite 1800, San Francisco, California, on September 12, 2006, at 3:30 p.m., Pacific Time and at any adjournment or adjournments thereof. Shareholders of record at the close of business on July 18, 2006 (the “record date”) are entitled to vote on a proposal to elect 9 trustees. The board knows of no other business to be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. This proxy statement and related proxy card were first mailed on or about July 26, 2006.

If you complete, sign and return the enclosed proxy card in the postage-paid envelope or by fax on or before September 12, 2006 at 3:30 p.m. Pacific Time, your shares will be voted exactly as you instruct. If you choose to sign the proxy card, without otherwise completing it, your shares will be voted “for” the trustees nominated below. Your vote can be revoked at any time before its exercise, either by filing with the fund a written notice of revocation, by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to “withhold” are counted in determining the presence of a quorum. If you hold your shares through a brokerage account or in another nominee form, your shares will not be voted on any proposal unless you provide specific instructions to your broker or nominee. Your broker or nominee has enclosed or otherwise supplied a voting instruction form for you to use to direct your broker or nominee how to vote your shares. Please follow the instructions provided on such instruction form. Proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares are known as a “broker non-votes”. While broker non-votes are not counted as part of the vote necessary to approve the proposals, they are counted in determining the presence of a quorum.

The trust is a fully managed, diversified, open-end investment company consisting of two funds, each of which represents a separate fully managed portfolio of securities with its own investment objective(s) and policies. On the record date, the following were the outstanding share balances for each of the funds:

Fund	Shares Outstanding
Growth and Income Portfolio	7,000,730.120
Bond Portfolio	3,757,192.152

Each share is entitled to one vote. There is no provision for cumulative voting.

Attached as Appendix A is a table that identifies those investors who own of record or are known by the funds to own beneficially 5% or more of their shares as of July 1, 2006, the number of shares so owned, and the percentage of shares outstanding represented by such ownership, based upon the number of shares outstanding on the record date.

With respect to the election of trustees, assuming a quorum is present at the meeting, the nine nominees receiving the highest number of votes will be elected. If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

Proposal 1:    Election of Trustees

The following nine trustees are proposed to be elected at the meeting, each to hold office or until a successor is elected and qualified. Because meetings of shareholders are not held each year, the trustees’ terms will be indefinite in length. Each of the nominees for trustee were elected by shareholders at their last meeting in July 1998, with the exception of Ronald P. Badie, Robert J. Denison, John E. Kobara, and Robert G. O’Donnell. The board of trustees elected Mr. Denison on May 8, 2003, and Mr. O’Donnell on February 9, 2000. Messrs. Badie and Kobara were nominated for election at this meeting. Each of the nominees below has agreed to serve as trustee if elected. Should any unforeseen event prevent one or more of the nominees from serving as trustee, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the board of trustees shall recommend to replace the former nominee.

The board recommends that shareholders vote “for” each of the following nine nominees. Proxies will be voted “for” the election of the nine nominees, unless otherwise specified.

Board of Trustees

Name and age	Position with the trust	Year first elected a trustee of the trust	Principal occupation(s) during past five years	Number of portfolios within the fund complex overseen by trustee[2]	Other directorships held by trustee[3]
“Non-Interested” Trustees[1]
Ronald P. Badie 63	Nominee	---	Retired; former Vice Chairman, Deutsche Bank Alex Brown	None	Amphenol Corp. Merisel Inc. Nautilus Inc.
Robert J. Denison 65	Trustee	2003	Chair, First Security Management (private investment)	6	None
John E. Kobara 51	Nominee	---	President & CEO, Big Brothers, Big Sisters of Greater Los Angeles and Inland Empire; Senior Vice President, Sylvan Learning Systems; President and CEO, OnlineLearning.net	None	None
Steven D. Lavine 59	Trustee	1994	President, California Institute of the Arts	2	None
Patricia A. McBride 63	Independent Chair	1988	Chief Financial Officer, Cosmetic and Maxillofacial Surgery Center	2	None
Gail L. Neale 71	Trustee	1998	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)	6	None
Robert C. Ziebarth 69	Trustee	1993	Management Consultant, Ziebarth Company (management and financial consulting)	2	None

“Interested” Trustees[4]		Year first elected a Trustee and/or officer of the Trust	Principal occupation(s) during past five years and positions held with affiliated entities	Number of portfolios within the fund complex overseen by trustee[2]	Other directorships held by trustee[3]
Robert G. O’Donnell 62	Vice Chairman of the Board and Principal Executive Officer	1995	Senior Vice President and Director, Capital Research and Management Company	3	None
Thomas E. Terry 68	Trustee	1969	Private investor, consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994)	2	None

1 A “non-interested” trustee refers to a trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts.

3  Includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

4  An “interested” trustee refers to a trustee who is an “interested person” within the meaning of the 1940 Act on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities.

Board and committee membership

During the fiscal year ended July 31, 2005 (“fiscal 2005”), four board meetings were held. The board has also organized the following standing committees of the board, each of which holds separate committee meetings. The principal functions of each board committee are summarized below. During fiscal 2005 none of the board members serving on committees was an “interested person” of the fund within the meaning of the 1940 Act (each, a “non-interested trustee”), and each member of the board attended at least 75% of the board and committee meetings on which he or she served held during fiscal 2005

The trust has an audit committee comprised of Robert J. Denison, Steven D. Lavine, Patricia A. McBride and Robert C. Ziebarth. The audit committee provides oversight regarding the funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the funds’ principal service providers. The audit committee acts as a liaison between the funds’ independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the fiscal 2005.

The trust has a contracts committee comprised of all of the board’s non-interested trustees. The contracts committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the trust and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, that the trust may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the fiscal 2005.

The trust has a committee on governance (formerly called the nominating committee) comprised of Robert J. Denison, Steven D. Lavine, Gail L. Neale, Patricia A. McBride and Robert C. Ziebarth and operates under a written charter that is attached as Appendix B. The committee on governance periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee on governance also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee on governance normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance, addressed to the trust’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance (see also “Shareholder proposals”). Although there are no specific, minimum qualifications that the committee on governance has established for independent trustee candidates, in evaluating candidates the committee on governance will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the committee on governance will seek to enhance the diversity of board membership. The committee on governance will also consider board member succession issues. Three committee on governance meetings were held during the fiscal 2005.

Messrs. Badie and Kobara were identified by the committee on governance from its own resources and are, in the judgment of the committee on governance, highly qualified to serve as trustees.

Trustee compensation

No compensation is paid by the funds to any trustee who is a director, officer or employee of the investment adviser or its affiliates. Prior to August 1, 2006, the funds paid to trustees who are not affiliated with the investment adviser: (a) fees of $1,000 for each board of trustees meeting attended, (b) $500 for each meeting attended as a member of a committee of the board of trustees, and (c) an annual fee of $6,000. In addition, they were paid attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b) $1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each board or committee chair meeting they attended with chairs of other funds advised by the investment adviser. Prior to July 1, 2006, the non-interested trustee who is chairman of the board also received an additional annual fee of $25,000.

Trustee compensation has been reduced. Effective August 1, 2006, the funds will pay to non-interested trustees an inclusive annual fee of $14,000. Effective July 1, 2006, the non-interested trustee who serves as chairman of the board receives an additional annual fee of $17,000.

The committee on governance reviews trustee compensation periodically. In making its recommendations, the committee on governance considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board’s oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of the funds’ expenses. The fund also reimburses certain expenses of its non-interested trustees.

Compensation and Fund Ownership

The following table sets forth for each nominee, the aggregate compensation paid by the fund during fiscal 2005, the total compensation paid by all funds managed by the investment adviser or its affiliates during fiscal 2005, the value of his or her holdings in the funds, as of July 18, 2006 and the value of his or her holdings in all of the American Funds he or she oversees as a director, as of July 18, 2006.

Name	Aggregate compensation from the trust during fiscal 2005	Total compensation (including voluntarily deferred compensation)[2] from all funds managed by Capital Research and Management Company or its affiliates[3] during fiscal 2005	Dollar range[4] of fund shares owned as of July 18, 2006	Aggregate dollar range[4] of shares owned in all funds within the American Funds family overseen by trustee as of July 18, 2006
“Non-Interested” Trustees[1]
Ronald P. Badie (nominee)	None[5]	None	None	None
Robert J. Denison	$14,666	$59,008	None	Over $100,000
John E. Kobara (nominee)	None[5]	None	None	None
Steven D. Lavine	$15,500	$15,500	None	None
Patricia A. McBride	$20,500	$20,500	None	None
Gail L. Neale	$15,700	$142,500	None	Over $100,000
Robert C. Ziebarth	$18,000	$18,000	None	None

“Interested” Trustees[6]
Robert G. O’Donnell	None[7]	None[7]	Over $100,000[8]	Over $100,000
Thomas E. Terry	None[7]	None[7]	None	None

1  A “non-interested” trustee refers to a trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).
2  Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the American Funds as designated by the trustee.
3  Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series which serve as the underlying investment vehicle for certain variable insurance contracts.
4  Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
5  Ronald P. Badie and John E. Kobara have been nominated for election as trustees. Therefore, they did not receive any compensation from the funds during the fiscal 2005.
6  An “interested” trustee refers to a trustee who is an “interested person” within the meaning of the 1940 Act on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities.
7  No compensation is paid by the funds to any trustee who is affiliated with the investment adviser.
8  Represents assets in a charitable remainder trust for which Mr. O’Donnell serves as trustee and is the income beneficiary.

Other officers

Following are the officers of the trust as of the date of this proxy statement. Each officer was elected at the last organizational meeting of the board held in 1998, or was subsequently elected, and each will hold office until the board’s next organizational meeting or until a successor is duly elected and qualified.

Name (position with trust) and age	Principal occupation during past five years and positions held with affiliated entities of the trust	Year first elected an officer of the trust
Claudia P. Huntington (President) 54	Senior Vice President, Capital Research and Management	1996
Abner D. Goldstine (Senior Vice President) 76	Senior Vice President and Director, Capital Research and Management Company	1995
John H. Smet (Senior Vice President) 49	Senior Vice President, Capital Research and Management Company	1996
Gregory D. Johnson (Vice President) 43	Vice President, Capital Research Company[1]	2000
Krista M. Johnson (Vice President) 41	Assistant Vice President - Fund Business Management Group, Capital Research and Management Company	2000
Patrick F. Quan (Vice President and Secretary) 48	Vice President - Fund Business Management Group, Capital Research and Management Company	1986
Susi M. Silverman (Treasurer) 36	Vice President - Fund Business Management Group, Capital Research and Management Company	1998
Ari M. Vinocor (Assistant Treasurer) 31	Vice President - Fund Business Management Group, Capital Research and Management Company	2005

1 Company affiliated with Capital Research and Management Company.

No officer, director or employee of the investment adviser receives any remuneration from the funds. All of the officers listed, with the exception of Krista M. Johnson, are officers of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

As of the record date, the following officers and trustees of the trust and their families, as a group, beneficially owned more than 1% of the outstanding shares of the funds (as defined by applicable SEC rules). To the funds’ knowledge, the other officers and trustees did not beneficially own any outstanding shares of the funds as of the record date.

Name of Beneficial Owner	Nature of Beneficial Ownership	Amount and Percent of Fund
Claudia P. Huntington Robert G. O’Donnell	Serves as a trustee of a family foundation for which she has voting and investment power Serves as trustee of a charitable remainder trust for which he has voting and investment power	Growth and Income Portfolio $258,539 or 0.26% Bond Portfolio $108,407 or 0.18% Growth and Income Portfolio $921,835 or 0.91% Bond Portfolio $499,764 or 0.84%

Additional Information
Independent registered public accounting firm

The board of trustees (including a majority of trustees who are non-interested persons) selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the trust for the fiscal year ending July 31, 2006. Deloitte has served as the trust’s independent registered public accounting firm since 1991. No representative of Deloitte is expected to attend the meeting of shareholders. In reliance on Rule 32a-4 under the 1940 Act, the trust is not seeking shareholder ratification of the selection of its independent registered public accounting firm.

The audit committee has discussed with Deloitte representatives the independence of Deloitte from the trust and its management, including the matters disclosed in the letter from Deloitte required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining its independence.

The following table sets forth the fees billed by Deloitte for audit and other services provided to the funds in respect of the fiscal year ended July 31, 2004 (“fiscal 2004”) and fiscal 2005:

Billed to the funds:	2004	2005
Audit fees	$66,000	$67,000
Audit-related fees	5,000	5,000
(audit-related fees consist of assurance and related services related to the examination of the funds’ investment adviser conducted in accordance with the Statement of Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants)
Tax fees	8,000	9,000
(tax fees consist of professional services relating to the preparation of the funds’ tax returns)
All other fees	none	none

Billed to the Investment Adviser and its affiliates:
(includes only fees for non-audit services billed to the investment adviser and its affiliates that provide ongoing services to the funds for engagements that relate directly to the operations and financial reporting of the funds and that were subject to the pre-approval policies described below)
Audit-related fees	$338,000	$349,000
Tax fees	none	none
All other fees	none	$15,000
(other fees consist of consulting services related to the funds’ compliance program)

Pre-approval policies: The trust’s audit committee pre-approves all audit and permissible non-audit services that the audit committee considers compatible with maintaining the independent registered public accounting firm’s independence. This pre-approval requirement extends to all non-audit services provided to the fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund. The audit committee does not delegate its responsibility to pre-approve these services to the investment adviser; however, the audit committee may, in its discretion delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full audit committee at its next meeting. While the pre-approval requirement may be waived with respect to non-audit services if certain conditions are met, the pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the trust’s independent registered public accounting firm, including fees for all services billed to the investment adviser and affiliates that provide ongoing services to the funds were $695,000 for fiscal year 2004 and $1,113,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the audit committee and considered to be consistent with maintaining the independent registered accounting firm’s independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds managed by the investment adviser that D&T serves. Billings for these services during the fiscal 2005 totaled $808,000 (excluding the funds).

Other matters

Neither the persons named in the enclosed proxy nor the board of trustees are aware of any matters that will be presented for action at the meeting other than the proposal described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the trust and its shareholders.

Shareholder proposals

The funds do not hold annual shareholders meetings. Any shareholder proposal, including notices of trustee nomination must be submitted in writing to the secretary of the trust, at the trust’s principal executive offices located at One Market, Steuart Tower, San Francisco, CA 94105 to be considered for inclusion in the funds’ proxy materials. Any such proposals must comply with all the applicable requirements or conditions established by the U.S. Securities and Exchange Commission. Shareholders who wish to suggest candidates for board membership to the committee on governance for consideration may do so by submitting a written notice to the secretary of the fund. The notice must be accompanied by complete biographical and occupational data of the prospective nominee, along with written consent of the prospective nominee for consideration of his or her name by the nominating committee.

Annual report delivery

The trust will furnish, upon request and without charge, a copy of its most recent annual report and/or semi-annual report, to any shareholder. Such requests should be directed to the trust’s secretary at P.O. Box 7650, San Francisco, CA 94120, or by telephoning 415/393-7105.

General information

Capital Research and Management Company is the investment adviser to the trust and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821.

Communicating with the trust’s trustees and officers

Correspondence intended for the trustees and/or officers of the trust should be directed to the trust’s secretary at: 333 South Hope Street, 55th Floor, Los Angeles, California, 90071.

The enclosed proxy is solicited by and on behalf of the board of trustees. Each fund will pay the cost of soliciting proxies, including the printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and trustees, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. We urge all shareholders to vote their shares by mail or by fax. If voting by mail, please mark, sign, date, and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. To vote by fax, please see the proxy card.

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement, free of charge, write to the trust’s secretary at P.O. Box 7650, San Francisco, CA 94120, or by telephoning 415/393-7105. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call using the address or telephone number indicated above.

By order of the Board of Trustees,

Patrick F. Quan Vice President and Secretary

July 26, 2006

Appendix A

Growth and Income Portfolio
Name and address	Shares held	As % of shares outstanding
Scholarship America 1505 Riverview Road St. Peter, MN 56082-1556	607,984.333	8.71%
Facey Medical Foundation 15451 San Fernando Mission Blvd., Suite 300 Mission Hills, CA 91345-1420	514,055.237	7.37
Loyola Marymount University University Hall 1 LMU Drive Suite 2200 Los Angeles, CA 90045	376,150.489	5.39
Hudson Institute 201 S. Emerson Avenue Suite 120 Greenwood, IN 46143-1916	353,209.160	5.06

Bond Portfolio
Name and address	Shares held	As % of shares outstanding
Scholarship America 1505 Riverview Road St. Peter, MN 56082-1556	395,740.775	10.48%
Facey Medical Foundation 15451 San Fernando Mission Blvd., Suite 300 Mission Hills, CA 91345-1420	320,714.829	8.49
CGTC Agent 120 S. State College Blvd. Brea, CA 92821-5805	243,429.603	6.45
City National Bank 12555 W. Jefferson Boulevard Suite 100 Los Angeles, CA 90066-7079	193,585.685	5.13

Appendix B

ENDOWMENTS (the “Trust”) COMMITTEE ON GOVERNANCE CHARTER (as approved and adopted by the Trust’s Board of Trustees on November 17, 2004)

I. COMMITTEE ORGANIZATION

    The Committee on Governance (“the Committee”), a committee established by the Board of Trustees (the “Board”), will be comprised solely of each member of the Board who is not considered an “interested person” of the Trust under the Investment Company Act of 1940 (the “Act”), and who is otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Trust, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Trust’s Secretary will serve as Secretary of the Committee.

    The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Committee will:

(a)
Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b)
Identify and screen independent trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval. If the Trust has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board[1]. The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent trustee skills and characteristics.

(c)
Review independent trustee (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board[2].

(d)
Review materials, including information drawn from independent trustee questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e)
Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]

(f)
Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

III. AUTHORITY AND RESOURCES

    The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.

Independent legal counsel to the independent trustees will serve as independent legal counsel to the Committee.

IV. POLICIES AND PROCEDURES

    The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)
Provide oversight regarding the orientation of new independent trustees.[4] The Committee Chair will designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)
Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the Trust’s Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and materials and presentations, and, as appropriate, Board member attendance.

(c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

[1] Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

[2] Trustee compensation recommendations may take into account the size of the Trust, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

[3] Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual trustees, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

4 It is expected that orientation materials will be provided to each new trustee and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund trustees and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent trustees are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

[logo - Capital Research and Management sm]	PROXY CARD

ENDOWMENTS

Proxy Solicited on Behalf of the Board of Trustees
for the Meeting of Shareholders to be held September 12, 2006

The undersigned hereby appoints Claudia P. Huntington, Robert G. O'Donnell and Patrick F. Quan, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of the Trust, One Market, Steuart Tower, Suite 1800, San Francisco, California, on Tuesday, September 12, 2006, at 3:30 p.m., on all matters coming before said meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

_____________________________________________________
(Signature of shareholder representative)

_________________________________________________,2006	_____________________________________________________
(Date)	(Please sign shareholder name exactly as it appears below)

SHAREHOLDER:	_____________________________________________________

Growth and Income Portfolio ____________
Bond Portfolio ____________

1. Election of Trustees:

01	Ronald P. Badie	06	Gail L. Neale
02	Robert J. Denison	07	Robert G. O'Donnell
03	John E. Kobara	08	Thomas E. Terry
04	Steven D. Lavine	09	Robert C. Ziebarth
05	Patricia A. McBride

[ ] FOR ALL	[ ] WITHHOLD ALL	[ ] FOR ALL EXCEPT

To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
______________________________________________________________________________

VOTE VIA MAIL or
VOTE VIA FAX: 1-415-393-7140

IMPORTANT
Shareholders can help the Trust avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.

PLEASE SIGN AND DATE BEFORE MAILING OR FAXING.